                                                                    Exhibit 99.4

                                                               Execution Version

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of July 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), and IndyMac Bank, F.S.B., as seller (the "Seller") and servicer (the "Servicer"), having an address at 3465 East Foothill Boulevard, Pasadena, California 91107.

          WHEREAS, the Assignor acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Seller pursuant to that certain Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, between the Assignor and the Seller (the "Purchase and Servicing Agreement");

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase and Servicing Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties made by the Seller and the Servicer prior to the date hereof with respect to the Assigned Loans and the Seller and the Servicer.

Representations; Warranties and Covenants

     2. Assignor warrants and represents to Assignee and Servicer as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase and Servicing

Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Servicer with respect to the Assigned Loans or the Purchase and Servicing Agreement;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Purchase and Servicing Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Purchase and Servicing Agreement;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Servicer, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Seller, and has delivered to Assignee, all documents required to be delivered to Assignor by Seller prior to the date hereof pursuant to Section 2.01 of the Purchase and Servicing Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Servicer as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Servicer, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the 1933 Act or the securities laws of any state; and

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. IndyMac Bank, F.S.B. ("IndyMac") warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. IndyMac is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States;

          b. IndyMac has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of IndyMac's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of IndyMac's charter or by-laws or any legal restriction, or any material agreement or instrument to which IndyMac is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which IndyMac or its property is subject. The execution, delivery and performance by IndyMac of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of IndyMac. This AAR Agreement has been duly executed and delivered by IndyMac and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of IndyMac enforceable against IndyMac in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by IndyMac in connection with the execution, delivery or performance by IndyMac of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

     5. The Servicer hereby restates, as of the date hereof, the representations and warranties contained in Section 3.02 of the Purchase and Servicing Agreement, to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof (other than with respect to the representations and warranties set forth in Sections 3.02(b),(c)(m)(q)(z)(ii) and (ll) which are being made as of the related Closing Date).

Recognition of Assignee

     6. a. From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Assigned Loans, and the Servicer will service the Assigned Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of the Purchaser under the Purchase and Servicing Agreement with respect to the Assigned Loans. The Assignee hereby agrees and acknowledges that it shall uphold, or shall require its agents to uphold, the obligations of the Purchaser contained in the Purchase and Servicing Agreement.

          b. The Servicer acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2007, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Servicer shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Backed Securities Trust,
                     Series 2007-3

          c. The Servicer hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Servicer under the Purchase and Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Servicer under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Purchase and Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Master Servicer shall be entitled to indemnification to the extent provided in Section 7A.07 and Article 9 of the Purchase and Servicing Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform its obligations under the Purchase and Servicing Agreement, to the extent that the Master Servicer has such obligations. In addition, the Assignee shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform its obligations under the Purchase and Servicing Agreement and this AAR Agreement.

          The Servicer shall make all distributions under the Purchase and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248

          Account Name: Corporate Trust Clearing
          Account number: 3970771416
          For further credit to: MLMBS 2007-3
          Distribution Account Number: 53168000

A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this AAR Agreement and the Purchase and Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

          d. The Servicer shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Backed Securities Trust,
                     Series 2007-3

Modification of the Purchase and Servicing Agreement

     7. IndyMac is hereby notified, and IndyMac hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

     8. The Assignee and the Servicer hereby amend Article 1 of the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          a. deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Servicer are authorized or obligated by law or executive order to be closed.";

          b. deleting clause (ii) of the definition of "Eligible Investments" in its entirety and replacing it with the following:

          "(ii) federal funds, demands and time deposits in, certificates of deposits of, bankers' acceptances issued by or a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by S&P and P-1 by Moody's at the time of any deposit therein or (B) the long term unsecured debt obligations of which are rated at least "AA-" by S&P and "A+" by Fitch (if so rated) if the deposits are to be held in the account more than 30 days; following a downgrade, withdrawal, or suspension of such institution's rating, each account should promptly (and in any case within not more than 30 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced by a letter from each Rating Agency that use of any such account as the Custodial Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.";

          c. deleting the definition of "First Remittance Date" in its entirety and replacing it with the following:

          "First Remittance Date: August 18, 2007.";

          d. deleting the definition of "Remittance Date" in its entirety and replacing it with the following:

          "Remittance Date: The 18th day (or if such 18th day is not a Business Day, the preceding Business Day) of any month, beginning with the First Remittance Date.";

          e. deleting the definition of "Subservicer" in its entirety and replacing it with the following:

          "Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB."; and

          f. adding the following definitions in alphabetical order:

          "Annual Independent Public Accountants' Servicing Report: A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and that such firm is of the opinion that the provisions of this Agreement have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report. No Annual Independent Public Accountants' Servicing Report shall contain any provision restricting the use of such report by the Company, including any prohibition on the inclusion of any such report in any filing with the Commission."

     "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

     "Moody's: Moody's Investors Service, Inc., or its successors in interest."

     "Reconstitution: Any Securitization Transaction or Whole Loan Transfer."

     "S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or its successors in interest."

     "Trustee: The party named as trustee in any agreement pursuant to a Securitization Transaction."

     9. The Assignee and the Servicer hereby amend the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          a. deleting in its entirety the second sentence of the second paragraph of Section 5.01 and replacing it with the following:

          "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment is due and ending with the Business Day on which such payment is made, both inclusive.";

          b. adding the following language at the end of Section 5.02:

          "In addition, no later than the tenth calendar day of each month, the Company shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Company shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Exhibit F, Exhibit G and Exhibit H attached hereto, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations.";

          c. deleting in its entirety Section 6.04;

          d. deleting in its entirety Section 6.05;

          e. deleting in its entirety clause (ii) of Section 7A.03(e) and replacing it with the following:

          "(ii) which may be appointed as successor to the Company or any Subservicer, the Company shall provide to the Purchase, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchase and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchase and such Depositor, all information reasonably requested by the Purchase or any Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.";

          f. [Reserved];

          g. delete in its entirety Section 7A.05(a)(iv) and replace it with the following:

          "(iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit M.

          The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. A certification under clause (a)(iv) above does not have to be delivered to the Purchaser, Depositor, and any Master Servicer unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.";

          h. add the following language as Section 7A.05(c):

          "(c) Notwithstanding the foregoing provisions of Section 7A.05, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants' Servicing Report. If the Company provides an Annual Independent Public Accountants' Servicing Report pursuant to this subsection (c), then the certification required to be delivered by the Company (and its Subservicers and Subcontractors) pursuant to clause (a)(iv) above shall be in the form of Exhibit O attached hereto instead of Exhibit M."

          i. add the following language directly below Section 7A.07:

     "Section 7A.08. Third Party Beneficiary.

For purposes of this Article Section 7A and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.";

          j. delete in its entirety Exhibit M of the Purchase and Servicing Agreement and replace it with Exhibit M to this AAR Agreement;

          k. delete in its entirety Exhibit F of the Purchase and Servicing Agreement and replace it with Exhibit F to this AAR Agreement;

          l. delete in its entirety Exhibit G of the Purchase and Servicing Agreement and replace it with Exhibit G to this AAR Agreement; and

          m. delete in its entirety Exhibit H of the Purchase and Servicing Agreement and replace it with Exhibit H to this AAR Agreement.

          n. add Exhibit O hereto as Exhibit O to the Purchase and Servicing Agreement.

Miscellaneous

     10. All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

               a.   In the case of Seller and Servicer,

                     IndyMac Bank, F.S.B.
                     3465 East Foothill Boulevard
                     Pasadena, California 91107
                     Attention: Secondary Marketing - Transaction Management

               b.   In the case of Assignor,

                    Merrill Lynch Mortgage Lending, Inc.
                    250 Vesey Street
                    World Financial Center, 10th Floor
                    New York, New York 10080
                    Attention: MLMBS 2007-3

               c.   In the case of Assignee,

                     Merrill Lynch Mortgage Investors, Inc.
                     250 Vesey Street
                     4 World Financial Center, 10th Floor
                     New York, New York 10080
                     Attention: MLMBS 2007-3

     11. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     12. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     13. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Seller or Servicer may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Seller or Servicer, respectively hereunder.

     14. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     15. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     16. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


INDYMAC BANK, F.S.B.
Seller and Servicer


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Master Servicer


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE



                            [Intentionally Omitted]

                                  ATTACHMENT 2

                 MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                        See Exhibit 99.5 to this Form 8K

                                    EXHIBIT F

                         STANDARD LOAN LEVEL FILE LAYOUT - MASTER
                         SERVICING

EXHIBIT 1: Layout

                                                                                                            MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                Text up to 20 digits     20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by                Text up to 10 digits     10
                         the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                   Text up to 10 digits     10
                         Servicer. This may be different than the
                         LOAN_NBR.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled               2   No commas(,) or          11
                         interest payment that a borrower is expected to             dollar signs ($)
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the               4   Max length of 6           6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the service           4   Max length of 6           6
                         fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported          4   Max length of 6           6
                         by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as                 2   No commas(,) or          11
                         reported by the Servicer.                                   dollar signs ($)

NEW_PAY_AMT              The new loan payment amount as reported by the          2   No commas(,) or          11
                         Servicer.                                                   dollar signs ($)

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.          4   Max length of 6           6


ARM_INDEX_RATE           The index the Servicer is using to calculate a          4   Max length of 6           6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the          2   No commas(,) or          11
                         beginning of the processing cycle.                          dollar signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the          2   No commas(,) or          11
                         end of the processing cycle.                                dollar signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that                MM/DD/YYYY               10
                         the borrower's next payment is due to the
                         Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.             2   No commas(,) or          11
                                                                                     dollar signs ($)
SERV_CURT_DATE_1         The curtailment date associated with the first              MM/DD/YYYY               10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first                   2   No commas(,) or          11
                         curtailment amount, if applicable.                          dollar signs ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.            2   No commas(,) or          11
                                                                                     dollar signs ($)

SERV_CURT_DATE_2         The curtailment date associated with the second             MM/DD/YYYY               10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second                  2   No commas(,) or          11
                         curtailment amount, if applicable.                          dollar signs ($)

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                            MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
SERV_CURT_AMT_3          The third curtailment amount to be applied.             2   No commas(,) or          11
                                                                                     dollar signs ($)

SERV_CURT_DATE_3         The curtailment date associated with the third              MM/DD/YYYY               10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third                   2   No commas(,) or          11
                         curtailment amount, if applicable.                          dollar signs ($)

PIF_AMT                  The loan "paid in full" amount as reported by           2   No commas(,) or          11
                         the Servicer.                                               dollar signs ($)

PIF_DATE                 The paid in full date as reported by the                    MM/DD/YYYY               10
                         Servicer.
                                                                                     Action Code Key:          2
ACTION_CODE              The standard FNMA numeric code used to indicate             15=Bankruptcy,
                         the default/delinquent status of a particular               30=Foreclosure, ,
                         loan.                                                       60=PIF,
                                                                                     63=Substitution,
                                                                                     65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as                2   No commas(,) or          11
                         reported by the Servicer.                                   dollar signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if            2   No commas(,) or          11
                         applicable.                                                 dollar signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.         2   No commas(,) or          11
                                                                                     dollar signs ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,           2   No commas(,) or          11
                         if applicable.                                              dollar signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due          2   No commas(,) or          11
                         at the beginning of the cycle date to be passed             dollar signs ($)
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to                  2   No commas(,) or          11
                         investors at the end of a processing cycle.                 dollar signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by           2   No commas(,) or          11
                         the Servicer for the current cycle -- only                  dollar signs ($)
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the            2   No commas(,) or          11
                         service fee amount for the current cycle as                 dollar signs ($)
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the            2   No commas(,) or          11
                         Servicer for the current reporting cycle --                 dollar signs ($)
                         only applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the               2   No commas(,) or          11
                         service fee amount for the current reporting                dollar signs ($)
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower             2   No commas(,) or          11
                         prepays on his loan as reported by the                      dollar signs ($)
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan              2   No commas(,) or          11
                         waived by the servicer.                                     dollar signs ($)

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                            MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
MOD_DATE                 The Effective Payment Date of the Modification              MM/DD/YYYY               10
                         for the loan.

MOD_TYPE                 The Modification Type.                                      Varchar - value can      30
                                                                                     be alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest          2   No commas(,) or          11
                         advances made by Servicer.                                  dollar signs ($)

BREACH_FLAG              Flag to indicate if the repurchase of a loan is             Y=Breach                  1
                         due to a breach of Representations and                      N=NO Breach
                         Warranties                                                  Let blank if N/A

EXHIBIT 2: MONTHLY SUMMARY REPORT BY SINGLE INVESTOR

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                 Servicer Name ______________________
Prepared by: _____________________          Investor Nbr _______________________

SECTION 1. REMITTANCES AND ENDING BALANCES - REQUIRED DATA

 Beginning     Ending      Total Monthly   Total Ending Unpaid   Total Monthly Principal
Loan Count   Loan Count   Remittance Amo    Principal Balance            Balance
----------   ----------   --------------   -------------------   -----------------------
     0            0            $0.00              $0.00                   $0.00

PRINCIPAL CALCULATION

1. Monthly Principal Due                                                  +$0.00
                                                                          ------
2. Current Curtailments                                                   +$0.00
                                                                          ------
3. Liquidations                                                           +$0.00
                                                                          ------
4. Other (attach explanation)                                             +$0.00
                                                                          ------
5. Principal Due                                                           $0.00
                                                                          ------
6. Interest (reported "gross")                                            +$0.00
                                                                          ------
7. Interest Adjustments on Curtailments                                   +$0.00
                                                                          ------
8. Servicing Fees                                                         -$0.00
                                                                          ------
9. Other Interest (attach explanation)                                    +$0.00
                                                                          ------
10. Interest Due (need to subtract ser fee)                                $0.00
                                                                          ======

REMITTANCE CALCULATION

11. Total Principal and Interest Due (lines 5+10)                         +$0.00
                                                                          ------
12. Reimbursement of Non-Recoverable Advances                             -$0.00
                                                                          ------
13. Total Realized gains                                                  +$0.00
                                                                          ------
14. Total Realized Losses                                                 -$0.00
                                                                          ------
15. Total Prepayment Penalties                                            +$0.00
                                                                          ------
16. Total Non-Supported Compensating Interest                             -$0.00
                                                                          ------
17. Other (attach explanation)                                             $0.00
                                                                          ------
18. Net Funds Due on or before Remittance Date                            $$0.00
                                                                          ======

SECTION 2. DELINQUENCY REPORT - OPTIONAL DATA FOR LOAN ACCOUNTING

                            INSTALLMENTS DELINQUENT

Total No.     Total No.                                     In       Real Estate    Total Dollar
   of            of          30-   60-    90 or more   Foreclosure      Owned        Amount of
  Loans     Delinquencies   Days   Days      Days       (Optional)    (Optional)   Delinquencies
---------   -------------   ----   ----   ----------   -----------   -----------   -------------
    0             0           0      0         0            0             0            $0.00

SECTION 3. REG AB SUMMARY REPORTING - REPORT ALL APPLICABLE FIELDS

REG AB FIELDS                   LOAN COUNT   BALANCE
-------------                   ----------   -------
PREPAYMENT PENALTY AMT               0        $0.00
PREPAYMENT PENALTY AMT WAIVED        0        $0.00
DELINQUENCY P&I AMOUNT               0        $0.00

                                    EXHIBIT G

    EXHIBIT G: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

     * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

     *    For escrow advances - complete payment history

          (to calculate advances from last positive escrow balance forward)

     * Other expenses - copies of corporate advance history showing all payments

     *    REO repairs > $1500 require explanation

     *    REO repairs >$3000 require evidence of at least 2 bids.

     * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     *    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

1.   CREDITS:

14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

          Letter of Proceeds Breakdown.

     *    Copy of EOB for any MI or gov't guarantee

     *    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (__________).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by:  ________________    Date: ________________
Phone:  ______________________    Email Address:_____________________

------------------------    -------------------------    -----------------------
Servicer Loan No.           Servicer Name                Servicer Address


------------------------    -------------------------    -----------------------

WELLS FARGO BANK, N.A. LOAN NO. _____________________________

Borrower's Name: _________________________________________________________
Property Address: ________________________________________________________

LIQUIDATION TYPE: REO SALE       3RD PARTY SALE       SHORT SALE      CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN            YES      NO
If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $______________(1)
(2)  Interest accrued at Net Rate                        ______________(2)
(3)  Accrued Servicing Fees                              ______________(3)
(4)  Attorney's Fees                                     ______________(4)
(5)  Taxes (see page 2)                                  ______________(5)
(6)  Property Maintenance                                ______________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)           ______________(7)
(8)  Utility Expenses                                    ______________(8)
(9)  Appraisal/BPO                                       ______________(9)
(10) Property Inspections                                ______________(10)
(11) FC Costs/Other Legal Expenses                       ______________(11)
(12) Other (itemize)                                     ______________(12)
        Cash for Keys __________________________         ______________(12)
        HOA/Condo Fees _______________________           ______________(12)
        ______________________________________           ______________(12)

         TOTAL EXPENSES                                 $______________(13)
CREDITS:
(14) Escrow Balance                                     $______________(14)
(15) HIP Refund                                          ______________(15)
(16) Rental Receipts                                     ______________(16)
(17) Hazard Loss Proceeds                                ______________(17)
(18) Primary Mortgage Insurance / Gov't Insurance        ______________(18a)
HUD Part A
                                                         ______________(18b)
HUD Part B

(19) Pool Insurance Proceeds                             ______________(19)
(20) Proceeds from Sale of Acquired Property             ______________(20)
(21) Other (itemize)                                     ______________(21)
     _________________________________________           ______________(21)

     TOTAL CREDITS                                      $______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $______________(23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID   COVERAGE    TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


                                    EXHIBIT H

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME               DESCRIPTION                                               DECIMAL   FORMAT COMMENT
------------------               -----------                                               -------   --------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.
                                 This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an external
                                 servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to                 MM/DD/YYYY
                                 the servicer at the end of processing cycle, as
                                 reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                   MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been                   MM/DD/YYYY
                                 approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either                MM/DD/YYYY
                                 by Dismissal, Discharged and/or a Motion For Relief
                                 Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The                    MM/DD/YYYY
                                 Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such
                                 As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To                  MM/DD/YYYY
                                 End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                  MM/DD/YYYY

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with               MM/DD/YYYY
                                 instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                        MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a                       MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to                 MM/DD/YYYY
                                 occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                            MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.      2      No commas(,) or
                                                                                                     dollar signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the                     MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the                  MM/DD/YYYY
                                 property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.              2      No commas(,) or
                                                                                                     dollar signs ($)
LIST_DATE                        The date an REO property is listed at a particular                  MM/DD/YYYY
                                 price.

OFFER_AMT                        The dollar value of an offer for an REO property.            2      No commas(,) or
                                                                                                     dollar signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the                 MM/DD/YYYY
                                 Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to               MM/DD/YYYY
                                 close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                             MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the property.

PROP_INSPECTION_DATE             The date a  property inspection is performed.                       MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                                    MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based on           2
                                 brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if repairs are        2
                                 completed pursuant to a broker's price opinion or
                                 appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to stop
                                 paying on a loan.   Code indicates the reason why the
                                 loan is in default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage               MM/DD/YYYY
                                 Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                            No commas(,) or
                                                                                                     dollar signs ($)
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment             MM/DD/YYYY

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim              2      No commas(,) or
                                                                                                     dollar signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                    MM/DD/YYYY

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company            2      No commas(,) or
                                                                                                     dollar signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The              MM/DD/YYYY
                                 Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company               2      No commas(,) or
                                                                                                     dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                            MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                             2      No commas(,) or
                                                                                                     dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                             MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                              2      No commas(,) or
                                                                                                     dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                            MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                             2      No commas(,) or
                                                                                                     dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                             MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                              2      No commas(,) or
                                                                                                     dollar signs ($)
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                     MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                     MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                      2      No commas(,) or
                                                                                                     dollar signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed                    10      MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                             11      No commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third Party,
                                 Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO property.                 No commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the Hazard         10      M/DD/YYYY
                                 Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.             11      No commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed the         10      MM/DD/YYYY
                                 claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on the         11      No commas(,)
                                 claim.                                                              or dollar
                                                                                                     signs ($)

ACTION_CODE                      Indicates loan status                                               Number

NOD_DATE                                                                                             MM/DD/YYYY

NOI_DATE                                                                                             MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                       MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                                MM/DD/YYYY

REO_SALES_PRICE                                                                                      Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                               Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -   ASUM-   Approved Assumption

     -   BAP-    Borrower Assistance Program

     -   CO-     Charge Off

     -   DIL-    Deed-in-Lieu

     -   FFA-    Formal Forbearance Agreement

     -   MOD-    Loan Modification

     -   PRE-    Pre-Sale

     -   SS-     Short Sale

     -   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -   Mortgagor

     -   Tenant

     -   Unknown

     -   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -   Damaged

     -   Excellent

     -   Fair

     -   Gone

     -   Good

     -   Poor

     -   Special Hazard

     -   Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                    EXHIBIT M

                          FORM OF ANNUAL CERTIFICATION

Re:  The [_________] agreement dated as of [___________l, 200[__] (the
     "Agreement"), among [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT O

                          FORM OF ANNUAL CERTIFICATION

Re: The [________] agreement dated as of [________], 200[__] (the "Agreement"), among [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the Annual Independent Public Accountants' Servicing Report (as defined in the Agreement), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement and the Annual Independent Public Accountants' Servicing Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Annual Independent Public Accountants' Servicing Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------